SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                              SANDERSON FARMS, INC.
                (Name of Registrant as Specified In Its Charter)
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)    Title of each class of securities to which transaction applies:
      -----------------------------------------------------------
2)    Aggregate number of securities to which transaction applies:
      -----------------------------------------------------------
3)    Per unit price or other underlying value of transaction
      computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4)    Proposed maximum aggregate value of transaction:
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5)    Total fee paid:
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[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
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2)    Form, Schedule or Registration Statement No.:
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3)    Filing Party:
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4)    Date Filed:
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Sanderson Farms, Inc.
General Offices
Post Office Box 988
Laurel, Mississippi  39441-0988
Telephone (601) 649-4030
Facsimile (601) 426-1461

                             NOTICE TO STOCKHOLDERS

Please note the following correction to the Sanderson Farms, Inc. Proxy Statement dated January 30, 2003. If you have already voted your shares and wish to change your vote, you may do so by phone at 1-800-454-8683, by re-voting on-line at www.proxyvote.com, by obtaining a new proxy card from D. Michael Cockrell, Chief Financial Officer, at the address and phone number shown above, or by attending the annual meeting, revoking your proxy and casting your vote in person.

The following paragraphs were inadvertently omitted from the very bottom of page 8 of the Proxy Statement dated January 30, 2003, under the heading "Section 16(a) Beneficial Ownership Reporting Compliance."

         "Mr. Grimes inadvertently failed to file a Form 3 when he became an executive officer on November 1, 1993; Form 4s when he exercised stock options twice in 2002; and Form 5s to reflect grants of stock options to him as follows: one grant in each of the fiscal years 1996, 1997, 1998, 2001 and 2002, and two grants in fiscal year 2000. Mr. Cockrell inadvertently failed to file a Form 4 when he exercised options once in fiscal year 2002, and Form 5s to reflect grants of stock options or phantom stock rights to him as follows: one grant of options in each of the fiscal years 1996, 1997, 1998, 2000, 2001 and 2002, and one grant of phantom stock rights in fiscal year 2000. Mr. Butts inadvertently failed to file Form 4s timely when he exercised options three times in fiscal year 2002, and Form 5s to reflect grants of stock options or phantom rights to him as follows: one grant of options in the fiscal years 1996, 1997, 1998, 2000, 2001 and 2002, and one grant of phantom stock rights in fiscal 2000. Mr. Joe F. Sanderson, Jr. inadvertently failed to file a Form 4 to reflect a grant of stock options in 2002, and Form 5s to report one grant of stock options in each of fiscal years 1997 and 1998 and a grant of phantom stock rights in fiscal 2000. Mr. William R. Sanderson inadvertently failed to file a Form 4 when he exercised options once in 2002, and Form 5s to report one grant of stock options in each of fiscal years 1996, 1997, 1998, 2001 and 2002 and two grants in fiscal year 2000. Mr. Hugh V. Sanderson inadvertently failed to file Form 5s to report one grant of stock options in each of fiscal years 2000 and 2002. Mr. Robert B. Sanderson inadvertently failed to file Form 5s to report one grant of stock options in each of fiscal years 2000 and 2002."

         "Form 5s reflecting each of these transactions were filed with the SEC during the period January 17, 2003 to February 5, 2003, and transactions occurring during the last three fiscal years are properly reported for Messrs. Joe F. Sanderson, Cockrell, Butts and Grimes in the compensation and ownership tables included in this proxy statement, and have been reported in the appropriate tables in past proxy statements. Also each of these transactions has been reflected on Form 4s filed subsequent to the events described above."

                                         Sanderson Farms, Inc.
                                         February 11, 2003